Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

COVIDIEN LTD.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Covidien, Ltd. (the “Company”) hereby certify to their knowledge that the Company’s quarterly report on Form 10-Q for the period ended March 28, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard J. Meelia
Richard J. Meelia
President and Chief Executive Officer

May 9, 2008

/s/ Charles J. Dockendorff
Charles J. Dockendorff
Executive Vice President and Chief Financial Officer

May 9, 2008